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                           EXHIBIT NO. 10(B)
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                   FORM OF NON-QUALIFIED STOCK OPTION

                    AGREEMENT UNDER THE PROGRESSIVE

                    CORPORATION 1989 INCENTIVE PLAN

                             (SINGLE AWARD)




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                  NON-QUALIFIED STOCK OPTION AGREEMENT
                  ------------------------------------

         This Agreement (the "Agreement") is made as of the _____ day of _______________, 19_____, between The Progressive Corporation, an Ohio corporation (the "Company"), and [NAME] (the "Optionee"). The Company hereby grants Optionee an option (the "Option") to purchase
<TOTAL_SHARES> Common Shares, $1.00 par value, (the "Common Shares") of the Company for a per share purchase price of $_________ (the "Option Price"). The Option has been granted pursuant to The Progressive Corporation 1989 Incentive Plan (as amended and restated) (the "Plan") and shall include and be subject to all provisions of the Plan, which are hereby incorporated herein by reference, and shall be subject to the following provisions of this Agreement:

         1. TERM. The Option shall become exercisable on _______________ (the "Vesting Date") and may be exercised, in whole or in part, at any time thereafter until _______________ (the "Expiration Date"), on which date the Option shall expire and no longer be exercisable.

         2. METHOD OF EXERCISE. Subject to Section 1 above, the Option shall be exercisable from time to time by written notice (in form approved or furnished by the Company) to the Committee which shall:

                  (a) state that the Option is thereby being exercised, the number of Common Shares with respect to which the Option is being exercised, each person in whose name any certificates for the Common Shares should be registered and his or her address and social security number;

                  (b) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by anyone other than the Optionee, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option under the Plan and all applicable laws and regulations; and

                  (c) be accompanied by such representations, warranties and agreements, in form and substance satisfactory to counsel for the Company, with respect to the investment intent of such person or persons exercising the Option as the Company may request.

         3. PAYMENT OF PRICE. Upon exercise of the Option, the Company shall deliver a certificate or certificates for the Common Shares purchased thereunder to the specified person or persons at the specified time upon receipt of the full purchase price for such Common
                  Shares: (a) by certified or bank cashier's check, or
                  (b) by any other method of payment or combination thereof authorized by the Plan.




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         4.       TRANSFERABILITY. The Option shall not be transferable
                  by the Optionee other than by will or by the laws of descent and distribution. Subject to the following sentence, during the lifetime of the Optionee, the Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee for his or her own account. Upon the death or disability of the Optionee, the Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee's estate (acting through its fiduciary) or by the Optionee's duly authorized legal representative, during the period and to the extent authorized in the Plan.

         5. TERMINATION OF EMPLOYMENT. If the employment of the Optionee by the Company (or any of its Subsidiaries or Affiliates) terminates:

                  (a) due to involuntary termination without cause or due to retirement (with the employer's approval, but subject to Section 5(e) below), the Option may be exercised to the extent exercisable at the date of such termination, during the lesser of (i) two months after such date , or (ii) the balance of the Option's term;

                  (b)      due to death or disability, the provisions of
                           Section 5(b)(6) or 5(b)(7) of the Plan, as applicable, shall apply;

                  (c) due to resignation by the Optionee (other than by reason of a Qualified Retirement, as provided at Section 5(e) below), the Optionee may exercise the Option, to the extent of the lesser of (A) the number of Common Shares as to which the Option is exercisable on the date the Optionee ceases to be an employee or
                           (B) the number of Common Shares as to which the Option was exercisable ninety days prior to such date, reduced by any Common Shares acquired by exercise of the Option within such ninety day period, at any time within two (2) months after the date that the Optionee ceases to be an employee (but in no event after expiration of the original term of the Option) and the Option shall not be or become exercisable as to any additional Common Shares after the date that the Optionee ceases to be an employee;

                  (d) due to termination for cause, the Option and all rights to purchase Common Shares thereunder shall immediately terminate; and

                  (e) due to a Qualified Retirement (as defined below), the following provisions shall apply (subject in all cases to Section 5(e)(v) hereof):
                           (i)      if the Option has vested and is
                                    exercisable as of the Qualified
                                    Retirement Date (as defined below),
                                    the Option shall not terminate upon
                                    the retirement of the Optionee, and,
                                    to the extent that it has not been
                                    previously exercised, may be
                                    exercised by the Optionee, in whole
                                    or in part, at any time between the
                                    Qualified Retirement Date and the
                                    Expiration Date;




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                           (ii)     subject to Section 5(e)(iii) hereof,
                                    if the Option is not vested and
                                    exercisable as of the Qualified
                                    Retirement Date, the Option shall
                                    not terminate in its entirety upon
                                    the retirement of the Optionee;
                                    instead, the Option (A) shall remain
                                    in effect with respect to fifty
                                    percent (50%) of the Common Shares
                                    which are subject to the Option as
                                    of the Qualified Retirement Date
                                    and, as to such Common Shares, shall
                                    vest and become exercisable on the
                                    Vesting Date and may be exercised by
                                    the Optionee, in whole or in part,
                                    at any time between the Vesting Date
                                    and the Expiration Date, and (B)
                                    shall terminate, effective as of the
                                    Qualified Retirement Date, with
                                    respect to the remaining fifty
                                    percent (50%) of the Common Shares
                                    that are subject to the Option as of
                                    the Qualified Retirement Date;

                           (iii)    notwithstanding Section 5(e)(ii)
                                    above, if the Option is not vested
                                    and exercisable as of the Qualified
                                    Retirement Date, but has a Vesting
                                    Date which is no later than four (4)
                                    months after the Qualified
                                    Retirement Date, then,
                                    notwithstanding the Optionee's
                                    retirement, the full Option (or, if
                                    the Option is subject to installment
                                    vesting, that portion thereof which
                                    is scheduled to vest on such Vesting
                                    Date) shall remain in effect, shall
                                    vest on such Vesting Date and may be
                                    exercised by the Optionee, in whole
                                    or in part, at any time between such
                                    Vesting Date and the Expiration
                                    Date;

                           (iv)     if the Optionee dies after the date
                                    of his or her retirement and has not
                                    exercised the Option, in whole or in
                                    part, prior to his or her death, the
                                    Optionee's estate shall have the
                                    right to exercise the Option as to
                                    (A) all Common Shares, if any, as to
                                    which the Option has vested and is
                                    exercisable as of the date of the
                                    Optionee's death, plus (B) the
                                    additional Common Shares, if any, as
                                    to which the Option would have
                                    become exercisable within one (1)
                                    year from the date of the Optionee's
                                    death pursuant to Section 5(e)(ii)
                                    and/or (iii) hereof, as applicable,
                                    but for the death of the Optionee,
                                    at any time during the one (1) year
                                    period beginning on the date of the
                                    Optionee's death (or such other
                                    period as the Committee may
                                    specify), and the balance of the
                                    Option shall terminate as of the
                                    date of the Optionee's death;

                           (v) if the Committee determines that the Optionee is or has engaged in any Disqualifying Activity (as defined below), then (1) to the extent that the Option has vested and is exercisable as of the
                                    Disqualification Date (as defined
                                    below), the Optionee shall have the
                                    right to exercise the Option during
                                    the lesser of two months from the
                                    Disqualification Date or the balance
                                    of the Option's term and (2) to the
                                    extent that the Option is not vested
                                    and exercisable as of the
                                    Disqualification Date, the Option
                                    shall terminate as of such date. Any
                                    determination by the Committee,
                                    which may act upon the
                                    recommendation of the Chief
                                    Executive Officer or other senior
                                    officer of the Company, that the
                                    Optionee is or has engaged in any
                                    Disqualifying Activity, and as to
                                    the Disqualification Date, shall be
                                    final and conclusive.

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                           (vi)     As used in this Section 5(e), the
                                    following terms are defined as
                                    follows:

                                   (A)      QUALIFIED RETIREMENT - any
                                            termination of the
                                            Optionee's employment with
                                            the Company or its
                                            Subsidiaries for any reason
                                            (other than death,
                                            Disability or an involuntary
                                            termination for Cause) if,
                                            at or immediately prior to
                                            the date of such
                                            termination, the Optionee
                                            satisfies both of the
                                            following conditions:

                                            (1)      the Optionee shall
                                                     be 55 years of age
                                                     or older; and

                                            (2)      the sum of the
                                                     Optionee's age and
                                                     completed years of
                                                     service as an
                                                     employee of the
                                                     Company or its
                                                     Subsidiaries
                                                     (disregarding
                                                     fractions, in both
                                                     cases) shall total
                                                     70 or more.

                                   (B)      QUALIFIED RETIREMENT DATE -
                                            the date as of which the
                                            Optionee's employment with
                                            the Company or its
                                            Subsidiaries shall terminate
                                            pursuant to a Qualified
                                            Retirement.


                                   (C)      DISQUALIFYING ACTIVITY -
                                            means and includes each of
                                            the following acts or
                                            activities:

                                            (1)      directly or
                                                     indirectly serving
                                                     as a principal,
                                                     shareholder,
                                                     partner, director,
                                                     officer, employee
                                                     or agent of, or as
                                                     a consultant,
                                                     advisor or in any
                                                     other capacity to,
                                                     any business or
                                                     entity which
                                                     competes with the
                                                     Company or its
                                                     Subsidiaries in any
                                                     business or
                                                     activity then
                                                     conducted by the
                                                     Company or its
                                                     Subsidiaries to an
                                                     extent deemed
                                                     material by the
                                                     Committee; or

                                            (2)      any disclosure by
                                                     the Optionee, or
                                                     any use by the
                                                     Optionee for his or
                                                     her own benefit or
                                                     for the benefit of
                                                     any other person or
                                                     entity (other than
                                                     the Company or its
                                                     Subsidiaries), of
                                                     any confidential
                                                     information or
                                                     trade secret of the
                                                     Company or its
                                                     Subsidiaries to an
                                                     extent deemed
                                                     material by the
                                                     Committee; or

                                            (3)      any material
                                                     violation of any of
                                                     the provisions of
                                                     the Company's Code
                                                     of Conduct or any
                                                     agreement between
                                                     the Optionee and
                                                     the Company; or

                                            (4)      making any other
                                                     disclosure or
                                                     taking any other
                                                     action which is
                                                     determined by the
                                                     Committee to be
                                                     materially
                                                     detrimental to the
                                                     business, prospects
                                                     or reputation of
                                                     the Company or its
                                                     Subsidiaries.

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                                                     The ownership of
                                                     less than 2% of the
                                                     outstanding voting
                                                     shares of a
                                                     publicly traded
                                                     corporation which
                                                     competes with the
                                                     Company or its
                                                     Subsidiaries shall
                                                     not constitute a
                                                     Disqualifying
                                                     Activity.

                                            (D)      DISQUALIFICATION
                                                     DATE - the date of
                                                     any determination
                                                     by the Committee
                                                     that the Optionee
                                                     is or has engaged
                                                     in any
                                                     Disqualifying
                                                     Activity.

         6. RESTRICTIONS ON EXERCISE. The Option is subject to all restrictions set forth in this Agreement or in the Plan. As a condition to any exercise of the Option, the Company may require the Optionee or his successor to make any representation and warranty to comply with any applicable law or regulation or to confirm any factual matters requested by counsel for the Company.

         7. TAXES. The Optionee hereby agrees that he or she shall pay to the Company, in cash, any federal, state and local taxes of any kind required by law to be withheld with respect to the Option granted to him or her hereunder or the exercise thereof. If the Optionee does not make such payment to the Company, the Company shall have the right to deduct from any payment of any kind otherwise due to the Optionee from the Company (or from any Subsidiary or Affiliate of the Company), any federal, state and local taxes of any kind required by law to be withheld with respect to the Option, the exercise thereof or the Common Shares to be purchased by the Optionee under this Agreement. The Option shall not be treated as an incentive stock option under Section 422 or any successor Section thereto of the Internal Revenue Code of 1986, as amended.

         8. DEFINITIONS. Unless otherwise defined in this Agreement, capitalized terms will have the same meanings given them in the Plan.

                                                   THE PROGRESSIVE CORPORATION

    DATE OF GRANT: _________, 19____   BY:
                   _____________________________________
                                 TITLE:
                   _____________________________________




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                        ACCEPTANCE OF AGREEMENT
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        The Optionee hereby: (a) acknowledges receiving a copy of the
Plan Description dated _______________ (the "Plan Description") relating to the Plan, and represents that he or she is familiar with all of the material provisions of the Plan, as set forth in the Plan Description;
(b) accepts this Agreement and the Option granted to him or her under this Agreement subject to all provisions of the Plan and this Agreement; and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee relating to the Plan, this Agreement or the Option granted hereunder.



                        Optionee:
_________________________________________


                        Date:       _______________________________, 19____